SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 21, 2005 (Date of earliest event reported)	Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2005, Charles & Colvard, Ltd. signed a letter agreement with The Bell Group, d/b/a Rio Grande dated as of February 9, 2005 that amended and replaced the March 15, 2000 letter agreement (filed March 27, 2000 as exhibit 10.41 to the Annual Report on Form 10-K). A copy this new agreement is attached as Exhibit 10.73.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.73	Letter Agreement, executed February 21, 2005 and dated as of February 9, 2005, between The Bell Group, d/b/a Rio Grande, and Charles & Colvard, Ltd.*

*	The registrant has requested that certain portions of this exhibit be given confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance
& Chief Financial Officer

Date: February 23, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.73	Letter Agreement, executed February 21, 2005 and dated as of February 9, 2005, between The Bell Group, d/b/a Rio Grande, and Charles & Colvard, Ltd.*

*	The registrant has requested that certain portions of this exhibit be given confidential treatment.